Exhibit 99 (b)

BALANCE SHEETS
BOK FINANCIAL CORPORATION
(In thousands)

	December 31,	September 30,	December 31,
	2011	2011	2010
	(Unaudited)	(Unaudited)	(Unaudited)
ASSETS
Cash and due from banks	$976,191	$953,688	$1,247,946
Funds sold and resell agreements	10,174	19,193	21,458
Trading securities	76,800	109,659	55,467
Investment securities	439,236	452,652	339,553
Available for sale securities	10,179,365	9,619,631	9,235,622
Fair value option securities	651,226	672,191	428,021
Residential mortgage loans held for sale	188,125	256,397	263,413
Loans:
Commercial	6,571,454	6,475,689	5,933,996
Commercial real estate	2,279,909	2,259,902	2,277,350
Residential mortgage	1,970,461	1,911,896	1,828,248
Consumer	447,919	477,082	603,442
Total loans	11,269,743	11,124,569	10,643,036
Less allowance for loan losses	(253,481)	(271,456)	(292,971)
Loans, net of allowance	11,016,262	10,853,113	10,350,065
Premises and equipment, net	262,735	264,325	265,465
Receivables	123,257	111,427	148,940
Goodwill	335,601	335,601	335,601
Intangible assets, net	10,219	11,115	13,803
Mortgage servicing rights, net	86,783	87,948	115,723
Real estate and other repossessed assets	122,753	127,943	141,394
Bankers' acceptances	1,881	211	1,222
Derivative contracts	293,859	370,616	270,445
Cash surrender value of bank-owned life insurance	263,318	260,506	255,442
Receivable on unsettled securities sales	75,151	172,641	135,059
Other assets	381,010	387,408	316,964
TOTAL ASSETS	$25,493,946	$25,066,265	$23,941,603

LIABILITIES AND EQUITY
Deposits:
Demand	$5,799,785	$5,414,284	$4,220,764
Interest-bearing transaction	9,354,456	9,252,837	9,255,362
Savings	226,357	217,431	193,767
Time	3,381,982	3,554,470	3,509,168
Total deposits	18,762,580	18,439,022	17,179,061
Funds purchased	1,063,318	1,318,668	1,025,018
Repurchase agreements	1,233,064	1,206,793	1,258,762
Other borrowings	74,485	80,276	833,578
Subordinated debentures	398,881	398,834	398,701
Accrued interest, taxes, and expense	149,508	155,188	134,107
Bankers' acceptances	1,881	211	1,222
Due on unsettled securities purchases	653,371	218,097	160,425
Derivative contracts	236,522	341,822	215,420
Other liabilities	133,684	139,804	191,431
TOTAL LIABILITIES	22,707,294	22,298,715	21,397,725
Shareholders' equity:
Capital, surplus and retained earnings	2,621,489	2,569,021	2,413,887
Accumulated other comprehensive income	128,979	163,571	107,839
TOTAL SHAREHOLDERS' EQUITY	2,750,468	2,732,592	2,521,726
Non-controlling interest	36,184	34,958	22,152
TOTAL EQUITY	2,786,652	2,767,550	2,543,878
TOTAL LIABILITIES AND EQUITY	$25,493,946	$25,066,265	$23,941,603

AVERAGE BALANCE SHEETS - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands)
			Quarter Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2011	2011	2011	2011	2010

ASSETS
Funds sold and resell agreements	$12,035	$12,344	$8,814	$20,680	$21,128
Trading securities	97,972	88,576	80,113	60,768	74,084
Investment securities	443,326	329,627	357,698	339,246	341,941
Available for sale securities	9,914,523	9,656,592	9,543,482	9,376,674	9,581,708
Fair value option securities	660,025	594,629	518,073	397,093	474,731
Residential mortgage loans held for sale	201,242	156,621	134,876	125,494	282,734
Loans:
Commercial	6,502,981	6,329,135	6,145,918	6,084,765	5,946,960
Commercial real estate	2,256,153	2,208,757	2,172,166	2,236,400	2,282,779
Residential mortgage	1,949,929	1,868,627	1,858,117	1,788,049	1,832,624
Consumer	443,252	466,285	504,553	544,542	604,830
Total loans	11,152,315	10,872,805	10,680,755	10,653,756	10,667,193
Less allowance for loan losses	(266,473)	(285,570)	(291,308)	(295,014)	(307,223)
Total loans, net	10,885,842	10,587,235	10,389,447	10,358,742	10,359,970
Total earning assets	22,214,965	21,425,624	21,032,503	20,678,697	21,136,296
Cash and due from banks	1,234,312	1,045,450	764,806	1,095,910	1,092,979
Cash surrender value of bank-owned life insurance	261,496	260,505	259,337	256,456	255,530
Derivative contracts	247,411	228,466	253,163	211,895	249,861
Other assets	1,679,256	1,661,693	1,669,426	1,496,816	1,548,285
TOTAL ASSETS	$25,637,440	$24,621,738	$23,979,235	$23,739,774	$24,282,951

LIABILITIES AND EQUITY
Deposits:
Demand	$5,588,596	$5,086,538	$4,554,000	$4,265,657	$4,171,595
Interest-bearing transaction	9,276,608	9,310,046	9,184,141	9,632,595	9,325,573
Savings	220,236	214,979	210,707	203,638	191,235
Time	3,485,059	3,617,731	3,632,130	3,616,991	3,602,150
Total deposits	18,570,499	18,229,294	17,580,978	17,718,881	17,290,553
Funds purchased	1,197,154	994,099	1,168,670	820,969	775,620
Repurchase agreements	1,189,861	1,128,275	1,004,217	1,062,359	1,201,760
Other borrowings	88,489	128,288	187,441	144,987	829,756
Subordinated debentures	398,858	398,812	398,767	398,723	398,680
Derivative contracts	180,623	187,515	175,199	144,492	197,330
Other liabilities	1,241,469	817,049	813,074	884,566	1,053,695
TOTAL LIABILITIES	22,866,953	21,883,332	21,328,346	21,174,977	21,747,394
Total equity	2,770,487	2,738,406	2,650,889	2,564,797	2,535,557
TOTAL LIABILITIES AND EQUITY	$25,637,440	$24,621,738	$23,979,235	$23,739,774	$24,282,951

STATEMENTS OF EARNINGS - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands, except per share data)
	Quarter Ended		Year Ended
	December 31,		December 31,
	2011	2010	2011	2010

Interest revenue	$198,040	$197,148	$811,595	$851,082
Interest expense	26,570	33,498	120,101	142,030
Net interest revenue	171,470	163,650	691,494	709,052
Provision for (reduction of) allowances for credit losses	(15,000)	6,999	(6,050)	105,139
Net interest revenue after
provision for credit losses	186,470	156,651	697,544	603,913

Other operating revenue
Brokerage and trading revenue	25,629	28,610	104,181	101,471
Transaction card revenue	25,960	29,500	116,757	112,302
Trust fees and commissions	17,865	18,145	73,290	68,976
Deposit service charges and fees	24,921	23,732	95,872	103,611
Mortgage banking revenue	25,438	25,158	91,643	87,600
Bank-owned life insurance	2,784	3,182	11,280	12,066
Other revenue	9,189	7,648	35,620	30,368
Total fees and commissions	131,786	135,975	528,643	516,394
Gain (loss) on other assets, net	1,897	15	5,885	(1,161)
Gain (loss) on derivatives, net	(174)	(7,286)	2,686	4,271
Gain (loss) on fair value option securities, net	222	(11,117)	24,413	7,331
Gain on available for sale securities, net	7,080	953	34,144	21,882
Total other-than-temporary impairment losses	(1,037)	(4,768)	(10,578)	(29,960)
Portion of loss recognized in (reclassified from)
other comprehensive income	(1,747)	(1,859)	(12,929)	2,151
Net impairment losses recognized in earnings	(2,784)	(6,627)	(23,507)	(27,809)
Total other operating revenue	138,027	111,913	572,264	520,908

Other operating expense
Personnel	121,129	106,770	429,986	401,864
Business promotion	5,868	4,377	20,549	17,726
Contribution to BOKF Charitable Foundation	-	-	4,000	-
Professional fees and services	7,664	9,527	28,798	30,217
Net occupancy and equipment	16,826	16,331	64,611	63,969
Insurance	3,636	6,139	16,799	24,320
Data processing and communications	26,599	23,902	97,976	87,752
Printing, postage and supplies	3,637	3,170	14,085	13,665
Net losses and operating expenses
of repossessed assets	6,180	6,966	23,715	34,483
Amortization of intangible assets	895	1,365	3,583	5,336
Mortgage banking costs	10,154	11,999	34,942	40,739
Change in fair value of mortgage servicing rights	5,261	(25,111)	40,447	(3,661)
Visa retrospective responsibility obligation	-	(1,103)	-	-
Other expense	11,348	14,029	41,982	36,760
Total other operating expense	219,197	178,361	821,473	753,170

Net income before taxes	105,300	90,203	448,335	371,651
Federal and state income taxes	37,396	31,097	158,511	123,357

Net income	67,904	59,106	289,824	248,294
Net income attributable to non-controlling interest	911	274	3,949	1,540

Net income attributable to BOK Financial Corporation	$66,993	$58,832	$285,875	$246,754

Average shares outstanding:
Basic	67,526,009	67,685,434	67,787,676	67,627,735
Diluted	67,774,721	67,888,950	68,038,763	67,831,734

Net income per share:
Basic	$0.98	$0.86	$4.18	$3.63
Diluted	$0.98	$0.86	$4.17	$3.61

FINANCIAL HIGHLIGHTS - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands, except ratio and share data)
			Quarter Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2011	2011	2011	2011	2010
Capital:
Period-end shareholders' equity	$2,750,468	$2,732,592	$2,667,717	$2,576,135	$2,521,726
Risk weighted assets	$17,291,105	$17,106,533	$16,452,305	$16,416,387	$16,368,976
Risk-based capital ratios:
Tier 1	13.27%	13.14%	13.30%	12.97%	12.69%
Total capital	16.49%	16.54%	16.80%	16.48%	16.20%
Leverage ratio	9.15%	9.37%	9.29%	9.13%	8.74%
Tangible common equity ratio (A)	9.56%	9.65%	9.71%	9.54%	9.21%
Tier 1 common equity ratio (B)	13.06%	12.94%	13.15%	12.84%	12.55%

Common stock:
Book value per share	$40.36	$40.18	$38.97	$37.64	$36.97
Market value per share:
High	$55.90	$55.81	$54.72	$56.32	$54.86
Low	$45.68	$44.00	$50.13	$50.37	$44.83
Cash dividends paid	$22,451	$18,836	$18,823	$17,102	$17,025
Dividend payout ratio	33.51%	22.13%	27.28%	26.40%	28.94%
Shares outstanding, net	68,153,044	68,006,390	68,462,869	68,438,422	68,207,689
Stock buy-back program:
Shares repurchased	69,581	492,444	-	-	-
Amount	$3,579	$22,866	$-	$-	$-
Average price per share	$51.44	$46.43	$-	$-	$-

Performance ratios (quarter annualized):
Return on average assets	1.04%	1.37%	1.15%	1.11%	0.96%
Return on average equity	9.59%	12.33%	10.44%	10.24%	9.21%
Net interest margin	3.20%	3.34%	3.40%	3.47%	3.21%
Efficiency ratio	69.73%	60.13%	62.23%	61.15%	65.60%

Other data:
Trust assets	$34,177,331	$31,750,636	$33,075,456	$32,013,487	$32,751,501
Mortgage servicing portfolio	$11,300,986	$11,249,503	$11,283,442	$11,202,626	$11,263,130
Mortgage loans funded for sale	$753,215	$637,127	$483,808	$419,684	$821,481
Mortgage loan refinances to total fundings	66%	54%	36%	49%	72%
Tax equivalent adjustment	$2,274	$2,233	$2,261	$2,321	$2,263
Net unrealized gain on available for sale securities	$222,160	$278,616	$263,199	$201,340	$200,203

Gain (loss) on mortgage servicing rights, net of economic hedge:
Gain (loss) on mortgage hedge derivative contracts	$121	$4,048	$1,224	$(2,419)	$(7,392)
Gain (loss) on mortgage trading securities	222	17,788	9,921	(3,518)	(11,117)
Gain (loss) on economic hedge of mortgage servicing rights	343	21,836	11,145	(5,937)	(18,509)
Gain (loss) on changes in fair value of mortgage servicing rights	(5,261)	(24,822)	(13,493)	3,129	25,111
Gain (loss) on changes in fair value of mortgage servicing rights, net of economic hedges	$(4,918)	$(2,986)	$(2,348)	$(2,808)	$6,602
Net interest revenue on mortgage trading securities	$4,436	$5,036	$5,121	$3,058	$4,232

Reconciliation of non-GAAP measures:
(A) Tangible common equity ratio:
Total shareholders' equity	$2,750,468	$2,732,592	$2,667,717	$2,576,135	$2,521,726
Less: Goodwill and intangible assets, net	(345,820)	(346,716)	(347,611)	(348,507)	(349,404)
Tangible common equity	$2,404,648	$2,385,876	$2,320,106	$2,227,628	$2,172,322

Total assets	$25,493,946	$25,066,265	$24,238,182	$23,701,023	$23,941,603
Less: Goodwill and intangible assets, net	(345,820)	(346,716)	(347,611)	(348,507)	(349,404)
	$25,148,126	$24,719,549	$23,890,571	$23,352,516	$23,592,199
Tangible common equity ratio	9.56%	9.65%	9.71%	9.54%	9.21%

(B) Tier 1 common equity ratio:
Tier 1 capital	$2,295,061	$2,248,743	$2,188,199	$2,129,998	$2,076,525
Less: Non-controlling interest	(36,184)	(34,958)	(24,457)	(21,555)	(22,152)
Tier 1 common equity	$2,258,877	$2,213,785	$2,163,742	$2,108,443	$2,054,373

Risk weighted assets	$17,291,105	$17,106,533	$16,452,305	$16,416,387	$16,368,976

Tier 1 common equity ratio	13.06%	12.94%	13.15%	12.84%	12.55%

QUARTERLY EARNINGS TRENDS - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands, except ratio and per share data)
			Quarter Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2011	2011	2011	2011	2010

Interest revenue	$198,040	$205,749	$205,717	$202,089	$197,148
Interest expense	26,570	30,365	31,716	31,450	33,498
Net interest revenue	171,470	175,384	174,001	170,639	163,650
Provision for (reduction of) allowances for credit losses	(15,000)	-	2,700	6,250	6,999
Net interest revenue after
provision for credit losses	186,470	175,384	171,301	164,389	156,651

Other operating revenue
Brokerage and trading revenue	25,629	29,451	23,725	25,376	28,610
Transaction card revenue	25,960	31,328	31,024	28,445	29,500
Trust fees and commissions	17,865	17,853	19,150	18,422	18,145
Deposit service charges and fees	24,921	24,614	23,857	22,480	23,732
Mortgage banking revenue	25,438	29,493	19,356	17,356	25,158
Bank-owned life insurance	2,784	2,761	2,872	2,863	3,182
Other revenue	9,189	10,535	7,842	8,332	7,648
Total fees and commissions	131,786	146,035	127,826	123,274	135,975
Gain (loss) on other assets, net	1,897	712	3,344	(68)	15
Gain (loss) on derivatives, net	(174)	4,048	1,225	(2,413)	(7,286)
Gain (loss) on fair value option securities, net	222	17,788	9,921	(3,518)	(11,117)
Gain on available for sale securities, net	7,080	16,694	5,468	4,902	953
Total other-than-temporary impairment losses	(1,037)	(9,467)	(74)	-	(4,768)
Portion of loss recognized in (reclassified from)
other comprehensive income	(1,747)	(1,833)	(4,750)	(4,599)	(1,859)
Net impairment losses recognized in earnings	(2,784)	(11,300)	(4,824)	(4,599)	(6,627)
Total other operating revenue	138,027	173,977	142,960	117,578	111,913

Other operating expense
Personnel	121,129	103,260	105,603	99,994	106,770
Business promotion	5,868	5,280	4,777	4,624	4,377
Contribution to BOKF Charitable Foundation	-	4,000	-	-	-
Professional fees and services	7,664	7,418	6,258	7,458	9,527
Net occupancy and equipment	16,826	16,627	15,554	15,604	16,331
Insurance	3,636	2,206	4,771	6,186	6,139
Data processing and communications	26,599	24,446	24,428	22,503	23,902
Printing, postage and supplies	3,637	3,780	3,586	3,082	3,170
Net losses and operating expenses
of repossessed assets	6,180	5,939	5,859	6,015	6,966
Amortization of intangible assets	895	896	896	896	1,365
Mortgage banking costs	10,154	9,349	8,968	6,471	11,999
Change in fair value of mortgage servicing rights	5,261	24,822	13,493	(3,129)	(25,111)
Visa retrospective responsibility obligation	-	-	-	-	(1,103)
Other expense	11,348	12,873	9,016	8,745	14,029
Total other operating expense	219,197	220,896	203,209	178,449	178,361

Net income before taxes	105,300	128,465	111,052	103,518	90,203
Federal and state income taxes	37,396	43,006	39,357	38,752	31,097

Net income	67,904	85,459	71,695	64,766	59,106
Net income (loss) attributable to non-controlling interest	911	358	2,688	(8)	274

Net income attributable to BOK Financial Corporation	$66,993	$85,101	$69,007	$64,774	$58,832

Average shares outstanding:
Basic	67,526,009	67,827,591	67,898,483	67,901,722	67,685,434
Diluted	67,774,721	68,037,419	68,169,485	68,176,527	67,888,950

Net income per share:
Basic	$0.98	$1.24	$1.01	$0.95	$0.86
Diluted	$0.98	$1.24	$1.00	$0.94	$0.86

LOANS BY PRINCIPAL MARKET AREA - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands)
			Quarter Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2011	2011	2011	2011	2010

Oklahoma:
Commercial	$2,697,623	$2,807,979	$2,594,502	$2,618,045	$2,581,082
Commercial real estate	600,703	624,990	619,201	661,254	726,409
Residential mortgage	1,429,069	1,366,953	1,309,110	1,219,237	1,253,466
Consumer	236,056	248,851	267,550	291,412	336,492
Total Oklahoma	4,963,451	5,048,773	4,790,363	4,789,948	4,897,449

Texas:
Commercial	2,214,462	2,069,117	2,003,847	1,916,270	1,888,635
Commercial real estate	830,831	741,984	711,906	687,817	686,956
Residential mortgage	266,050	273,025	282,934	283,925	297,027
Consumer	126,280	133,286	140,044	141,199	146,986
Total Texas	3,437,623	3,217,412	3,138,731	3,029,211	3,019,604

New Mexico:
Commercial	252,367	269,690	280,306	262,597	279,432
Commercial real estate	316,853	314,701	311,565	326,104	314,781
Residential mortgage	100,581	93,444	95,021	90,466	88,392
Consumer	18,519	18,142	18,536	19,242	19,583
Total New Mexico	688,320	695,977	705,428	698,409	702,188

Arkansas:
Commercial	86,111	89,262	74,677	75,889	84,775
Commercial real estate	127,687	124,393	121,286	124,875	116,989
Residential mortgage	14,511	14,428	13,939	14,114	13,155
Consumer	36,061	44,163	52,439	61,746	72,787
Total Arkansas	264,370	272,246	262,341	276,624	287,706

Colorado:
Commercial	559,127	508,222	515,829	514,100	470,500
Commercial real estate	153,855	188,659	167,414	172,416	197,180
Residential mortgage	64,437	65,327	66,985	67,975	72,310
Consumer	21,651	22,024	19,507	20,145	21,409
Total Colorado	799,070	784,232	769,735	774,636	761,399

Arizona:
Commercial	288,536	283,867	291,515	251,390	231,117
Commercial real estate	192,731	222,249	205,269	213,442	201,018
Residential mortgage	82,202	85,243	86,415	89,384	89,245
Consumer	5,505	6,625	6,772	5,266	3,445
Total Arizona	568,974	597,984	589,971	559,482	524,825

Kansas / Missouri:
Commercial	473,228	447,552	417,920	409,966	398,455
Commercial real estate	57,249	42,926	47,074	37,074	34,017
Residential mortgage	13,611	13,476	13,593	12,220	14,653
Consumer	3,847	3,991	2,388	2,265	2,740
Total Kansas / Missouri	547,935	507,945	480,975	461,525	449,865

TOTAL BOK FINANCIAL	$11,269,743	$11,124,569	$10,737,544	$10,589,835	$10,643,036

DEPOSITS BY PRINCIPAL MARKET AREA - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands)
			Quarter Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2011	2011	2011	2011	2010

Oklahoma:
Demand	$3,223,201	$2,953,410	$2,486,671	$2,420,210	$2,271,375
Interest-bearing:
Transaction	6,050,986	6,038,770	5,916,784	6,068,304	6,061,626
Savings	126,763	122,829	120,278	120,020	106,411
Time	1,450,571	1,489,486	1,462,137	1,465,506	1,373,307
Total interest-bearing	7,628,320	7,651,085	7,499,199	7,653,830	7,541,344
Total Oklahoma	10,851,521	10,604,495	9,985,870	10,074,040	9,812,719

Texas:
Demand	1,808,491	1,710,315	1,528,772	1,405,892	1,389,876
Interest-bearing:
Transaction	1,940,819	1,820,116	1,741,176	1,977,850	1,791,810
Savings	45,872	42,272	42,185	40,313	36,429
Time	867,664	938,200	992,366	1,015,754	966,116
Total interest-bearing	2,854,355	2,800,588	2,775,727	3,033,917	2,794,355
Total Texas	4,662,846	4,510,903	4,304,499	4,439,809	4,184,231

New Mexico:
Demand	319,269	325,612	299,305	282,708	270,916
Interest-bearing:
Transaction	491,068	480,816	483,026	498,355	530,244
Savings	27,487	26,127	24,613	24,455	28,342
Time	410,722	431,436	449,618	453,580	450,177
Total interest-bearing	929,277	938,379	957,257	976,390	1,008,763
Total New Mexico	1,248,546	1,263,991	1,256,562	1,259,098	1,279,679

Arkansas:
Demand	18,513	21,809	17,452	15,144	15,310
Interest-bearing:
Transaction	131,181	181,486	138,954	130,613	129,580
Savings	1,727	1,735	1,673	1,514	1,266
Time	61,329	74,163	82,112	94,889	100,998
Total interest-bearing	194,237	257,384	222,739	227,016	231,844
Total Arkansas	212,750	279,193	240,191	242,160	247,154

Colorado:
Demand	272,565	217,394	196,915	197,579	157,742
Interest-bearing:
Transaction	511,993	520,743	509,738	528,948	522,207
Savings	22,771	22,599	21,406	21,655	20,310
Time	523,969	547,481	563,642	546,586	502,889
Total interest-bearing	1,058,733	1,090,823	1,094,786	1,097,189	1,045,406
Total Colorado	1,331,298	1,308,217	1,291,701	1,294,768	1,203,148

Arizona:
Demand	106,741	138,971	150,194	106,880	74,887
Interest-bearing:
Transaction	104,961	101,933	107,961	102,089	95,890
Savings	1,192	1,366	1,364	984	809
Time	37,641	40,007	44,619	50,060	52,227
Total interest-bearing	143,794	143,306	153,944	153,133	148,926
Total Arizona	250,535	282,277	304,138	260,013	223,813

Kansas / Missouri:
Demand	51,004	46,773	46,668	28,774	40,658
Interest-bearing:
Transaction	123,449	108,973	115,684	222,705	124,005
Savings	545	503	358	323	200
Time	30,086	33,697	40,206	51,236	63,454
Total interest-bearing	154,080	143,173	156,248	274,264	187,659
Total Kansas / Missouri	205,084	189,946	202,916	303,038	228,317

TOTAL BOK FINANCIAL	$18,762,580	$18,439,022	$17,585,877	$17,872,926	$17,179,061

NET INTEREST MARGIN TREND - UNAUDITED
BOK FINANCIAL CORPORATION
			Quarter Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2011	2011	2011	2011	2010
TAX-EQUIVALENT ASSETS YIELDS
Funds sold and resell agreements	0.10%	0.16%	0.14%	0.08%	0.13%
Trading securities	2.79%	2.85%	2.92%	3.84%	4.06%
Investment securities:
Taxable (A)	5.91%	5.63%	6.13%	6.15%	5.88%
Tax-exempt (A)	4.81%	4.94%	4.82%	4.88%	4.77%
Total investment securities (A)	5.59%	5.35%	5.49%	5.46%	5.28%
Available for sale securities:
Taxable (A)	2.37%	2.82%	3.02%	3.15%	2.61%
Tax-exempt (A)	5.14%	4.92%	5.12%	5.68%	5.41%
Total available for sale securities (A)	2.39%	2.83%	3.04%	3.17%	2.63%
Fair value option securities	2.98%	3.66%	4.42%	3.74%	3.43%
Residential mortgage loans held for sale	4.01%	4.09%	4.48%	4.33%	3.85%
Loans	4.65%	4.71%	4.69%	4.75%	4.76%
Less allowance for loan losses	-	-	-	-	-
Loans, net of allowance	4.76%	4.84%	4.82%	4.89%	4.90%
Total tax-equivalent yield on earning assets (A)	3.69%	3.91%	4.01%	4.10%	3.86%
COST OF INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest-bearing transaction	0.18%	0.23%	0.27%	0.32%	0.37%
Savings	0.26%	0.34%	0.39%	0.37%	0.35%
Time	1.70%	1.84%	1.86%	1.82%	1.78%
Total interest-bearing deposits	0.59%	0.68%	0.71%	0.72%	0.76%
Funds purchased	0.06%	0.05%	0.09%	0.16%	0.25%
Repurchase agreements	0.13%	0.17%	0.20%	0.40%	0.49%
Other borrowings	4.75%	5.26%	4.76%	1.31%	0.37%
Subordinated debt	5.61%	5.60%	5.57%	5.67%	5.64%
Total cost of interest-bearing liabilities	0.66%	0.76%	0.81%	0.80%	0.81%
Tax-equivalent net interest revenue spread	3.03%	3.15%	3.20%	3.30%	3.05%
Effect of noninterest-bearing funding sources and other	0.17%	0.19%	0.20%	0.17%	0.16%
Tax-equivalent net interest margin	3.20%	3.34%	3.40%	3.47%	3.21%

(A) Yield calculations exclude security trades that have been recorded on trade date with no corresponding interest income.

CREDIT QUALITY INDICATORS
BOK FINANCIAL CORPORATION
(In thousands, except ratios)			Quarter Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2011	2011	2011	2011	2010

Nonperforming assets:
Nonaccruing loans:
Commercial	$68,811	$83,736	$53,365	$57,449	$38,455
Commercial real estate	99,193	110,048	110,363	125,504	150,366
Residential mortgage	29,767	31,731	31,693	37,824	37,426
Consumer	3,515	3,960	4,749	5,185	4,567
Total nonaccruing loans	201,286	229,475	200,170	225,962	230,814
Renegotiated loans (A)	32,893	30,477	22,261	21,705	22,261
Real estate and other repossessed assets	122,753	127,943	129,026	131,420	141,394
Total nonperforming assets	$356,932	$387,895	$351,457	$379,087	$394,469

Nonaccruing loans by principal market:
Oklahoma	$65,261	$73,794	$41,411	$49,585	$60,805
Texas	28,083	29,783	32,385	34,404	33,157
New Mexico	15,297	17,242	17,244	17,510	19,283
Arkansas	23,450	26,831	24,842	29,769	7,914
Colorado	33,522	36,854	37,472	40,629	49,416
Arizona	35,673	44,929	43,307	54,065	60,239
Kansas / Missouri	-	42	3,509	-	-
Total nonaccruing loans	$201,286	$229,475	$200,170	$225,962	$230,814

Nonaccruing loans by loan portfolio sector:
Commercial:
Energy	$336	$3,900	$345	$415	$465
Manufacturing	23,051	27,691	4,366	4,545	2,116
Wholesale / retail	21,180	27,088	25,138	30,411	8,486
Integrated food services	-	-	-	6	13
Services	16,968	18,181	16,254	15,720	19,262
Healthcare	5,486	5,715	5,962	2,574	3,534
Other commercial and industrial	1,790	1,161	1,300	3,778	4,579
Total commercial	68,811	83,736	53,365	57,449	38,455
Commercial real estate:
Construction and land development	61,874	72,207	76,265	90,707	99,579
Retail	6,863	6,492	4,642	5,276	4,978
Office	11,457	11,967	11,473	14,628	19,654
Multifamily	3,513	4,036	4,717	1,900	6,725
Industrial	-	-	-	-	4,087
Other commercial real estate	15,486	15,346	13,266	12,993	15,343
Total commercial real estate	99,193	110,048	110,363	125,504	150,366
Residential mortgage:
Permanent mortgage	25,366	27,486	27,991	33,466	32,111
Home equity	4,401	4,245	3,702	4,358	5,315
Total residential mortgage	29,767	31,731	31,693	37,824	37,426
Consumer	3,515	3,960	4,749	5,185	4,567
Total nonaccruing loans	$201,286	$229,475	$200,170	$225,962	$230,814

Performing loans 90 days past due (B)	$2,498	$1,401	$2,341	$8,043	$7,966

Gross charge-offs	$14,771	$14,023	$12,774	$15,232	$20,152
Recoveries	5,311	3,869	4,256	4,914	5,939
Net charge-offs	$9,460	$10,154	$8,518	$10,318	$14,213

Provision for (reduction of) allowances for credit losses	$(15,000)	$-	$2,700	$6,250	$6,999

Allowance for loan losses to period end loans	2.25%	2.44%	2.67%	2.73%	2.75%
Combined allowance for credit losses to period end loans	2.33%	2.58%	2.77%	2.86%	2.89%
Nonperforming assets to period end loans and repossessed assets	3.13%	3.45%	3.23%	3.54%	3.66%
Net charge-offs (annualized) to average loans	0.34%	0.37%	0.32%	0.39%	0.53%
Allowance for loan losses to nonaccruing loans	125.93%	118.29%	143.18%	128.14%	126.93%
Combined allowance for credit losses to nonaccruing loans	130.53%	125.16%	148.55%	134.17%	133.11%

(A) includes residential mortgage loans guaranteed by	$28,974	$26,670	$18,716	$18,304	$18,551
agencies of the U.S. government. These loans
have been modified to extend payment terms and/or
reduce interest rates to current market.

(B) Excludes residential mortgage loans guaranteed
agencies of the U.S. government